Microsoft Word 10.0.4109;SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 10, 2003


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its Charter)


                         TENNESSEE 00 0-27694 62-1201561
           (State or other jurisdiction (Commission File (IRS Employer
            of incorporation)               Number)       Identification Number)


        3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE 38125
                         (Address of principal executive offices) (Zip Code)


                                 (901) 754-6577
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURES

         On February 10, 2003, SCB Computer Technology, Inc. (the "Company") issued a press release announcing it has entered into a non-binding letter of intent to acquire another government information technology professional services company. The acquisition is subject to completion of due diligence, negotiation of a definitive agreement, and obtaining board approval. The press release is attached as Exhibit 99.1 hereto.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Number                     Description

99.1              Press release issued February 10, 2003.










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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 13, 2003

                         SCB COMPUTER TECHNOLOGY, INC.,

                         By:      /s/ Michael J. Boling
                         --------------------------------------------------
                         Michael J. Boling,
                         Executive Vice President and
                         Chief Financial Officer













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